Exhibit 99.2
Successful Efforts Conversion October 2007

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Anadarko believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation. Anadarko cannot guarantee that it will successfully execute on its drilling and development plans, meet its production guidance, meet its debt reduction goals, or successfully create and market an initial public offering of a midstream Master Limited Partnership. See "Risk Factors" in the company's 2006 Annual Report on Form 10-K and other public filings and press releases. Anadarko undertakes no obligation to publicly update or revise any forward-looking statements. Cautionary Note to U.S. Investors - The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation, such as "net risked captured resources" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-K for the year ended December 31, 2006, File No. 001-08968, available from us at www.anadarko.com or by writing us at: Anadarko Petroleum Corporation, 1201 Lake Robbins Drive, The Woodlands, Texas 77380 Attn: Investor Relations. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

Rationale for Conversion Improves Line of Sight: Successful Efforts 1 2 3 Provides greater transparency - Improves capital allocation process - Enhances operating decision-making Eliminates financial impairments from temporary price fluctuations Preferred method by SEC and favored by investment community

Recast Financial Highlights Impact to Retained Earnings: Cumulative Reduction thru 12/31/06 $(2.5) B YTD Benefit thru 6/30/07 $2.4 B Reduction as of 6/30/07 $(130) MM All Numbers are After Tax Estimates + =

Retained Earnings Impact From Conversion millions Exploration Expense Non-Producing Leasehold Impairment $ (1,130) G&G, Exploration Expense & Delay Rentals (1,570) Dry Hole Expense (1,140) Total Effect of Exploration Expense (3,840) Effect of Change in Capitalized Interest (480) Reversal of Capitalized G&A (1,020) DD&A and Impairment Adjustments 2,110 Change in Retained Earnings Prior to Asset Sales (3,230) Gain on E&P Asset Sales 3,100 Total Decrease in Retained Earnings as of June 30, 2007 $ (130) Gains on Sales Minimize Effect: NET EFFECT as of 6/30/07 $(130) MM These After Tax Estimates Exclude Discontinued Operations

Successful Efforts Non-Producing Leasehold ~$13 billion as of September 30, 2007 ~ 70% related to low- and medium- net risked captured resources transferred to DD&A pools as reserves booked ~ 30% related to exploration follows results of exploration program Dry Hole Exploration: Expensed upon determination that proved reserves were not found in commercial quantities Development: Capitalized to property G&G Expensed as incurred Not included in capital spending Exploration Overhead/Other Expensed as incurred Accounting Treatment Going Forward:

Updated Guidance under Successful Efforts Exploration Expense $361 MM n/a $240 - 270 MM Non-Cash $262 MM n/a $180 - 200 MM Cash $99 MM n/a $60 - 70 MM Gain on Sale of Producing Assets $4,018 MM n/a n/a DD&A ($/BOE) $13.05 $13.75 - 14.25 $13.75 - 14.25 Production and Other Taxes (% Product Rev.) 12 - 13% 12 - 13% 12 - 13 % Lease Operating Expense ($/BOE) $5.56 $5.00 - 5.25 $5.20 - 5.45 General & Administrative $510 MM $180 - 195 MM $190 - 205 MM Interest Expense $639 MM $200 - 225 MM $230 - 255 MM Gain on Sale of Producing Assets $4,018 MM Capital: $2,250 MM $1,200 - 1,300 MM $1,100 - 1,200 MM Spending $2,167 MM $1,120 - 1,200 MM $1,090 - 1,175 MM Interest $83 MM $40 - 50 MM $20 - 25 MM Overhead n/a $40 - 50 MM n/a YTD Actual as of 6/30/07 (Preliminary) 3Q07 Guidance Full Cost* Successful Efforts P&L Line Items: * Guidance Provided on July 31, 2007 Key Categories Effected: All Numbers are Pre-tax

APPENDIX

Retained Earnings Impact from Conversion Impact by Year: These After Tax Estimates Exclude Discontinued Operations Cumulative 2005 2006 YTD as of 6/30/07 Exploration Expense - Non-Producing Leasehold Impairment (900) (130) (100) - G &G, Exploration Expense & Delay Rentals (1,300) (200) (70) - Dry Hole Expense (870) (180) (90) Total Effect of Exploration Expense (3,070) (510) (260) Effect of Change in Capitalized Interest (500) 10 10 Reversal of Capitalized G&A (910) (50) (60) Total DD&A and Impairment 1,800 220 90 Change in Retained Earnings Prior To Asset Sales (2,680) (330) (220) Gain on E&P Asset Sales 480 30 2,590 Total Decrease in Retained Earnings as of 6/30/2007 (2,200) (300) 2,370 Preliminary Unaudited

The following slides provide an overview of distinct differences between the Successful Efforts and Full Cost methods of accounting

Capital vs Expense Full Cost Successful Efforts Cost Type Cap Exp Cap Exp Land/Leasehold - Proved X X Land/Leasehold - Unproved X X (a) Exploration Delay Rentals X X Exploratory G&G X X Exploratory Drilling and Equip: Dryhole X X Successful Discovery X X Development Development Drilling and Equip: Dryhole X X Successful X X Other Production Costs X X G&A (b) X X Interest (c) X X (a) If proved reserves are not discovered, costs previously capitalized are expensed. (b) FC allowed to capitalize direct overhead costs associated with acquisition, exploration and development activities. (c) FC interest capitalized on excluded costs; SE interest capitalized on major projects.

DD&A Comparison Full Cost Successful Efforts Depreciation Pool Country Field (a) DD&A Base Capital Costs Capital Costs + Abandonment Costs + Abandonment Costs - Salvage Value - Salvage Value + Future Development Costs of PUDs Unit of Production Rate Production / Production / Leasehold Costs (b) PDP and PUD Reserves PDP and PUD Reserves Unit of Production Rate Production / Production / Equipment and IDC PDP and PUD Reserves PDP Reserves (a) SE allows properties to be aggregated on the basis of a common geological structural feature or stratigraphic condition. (b) Under both methods, Leasehold Costs are capitalized but not amortized until evaluated. Upon evaluation, it is either impaired (for SE only) or moved to the amortization base.

Impairments - Proved Properties Full Cost Successful Efforts Level of Assessment Country Generally by Field Frequency of Assessment Quarterly When impairment indicators occur Book Value Net FC pool book value Net SE book value of less Deferred Income Tax individual fields Evaluation Value After-tax PV of Projected Undiscounted Pre-tax Net Future Cash Flows from Projected Future Cash Flows Proved Reserves (a) from Proved Reserves (b) Occurrence of Impairment When Book Value When Book Value Exceeds Evaluation Value Exceeds Evaluation Value Measure of Impairment Book Value Less Book Value Less Discounted Evaluation Value Pretax Value of Net Projected Future Cash Flows ("Fair Value") (c) (a) Same as SMOG: (b) Management's best estimate using: - Period-end oil and gas prices - Expected future prices and costs - Unescalated costs - No Discount - 10% discount - Pre-tax - After tax (c ) It is acceptable to include a portion (net of risk adjustment) of cash flows from probable and possible reserves in the impairment evaluations in certain situations.

P&L Differences Full Cost Successful Efforts Revenues Same Same Lifting Costs Same Same Exploration Expense: Delay Rentals No Yes Dry Holes No Yes G&G No Yes Exploration G&A No Yes Surrendered Lease No Yes DD&A Expense By country By individual pools Producing Property Impairment It depends It depends General and Administrative Less More Income Tax Expense: Current Same Same Deferred Generally more Generally less